Nuveen Symphony Floating Rate Income Fund

Summary Prospectus   |   January 31, 2012

Ticker: Class A–NFRAX, Class C–NFFCX, Class R3–NFRRX, Class I–NFRIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated January 31, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The principal investment objective of the fund is to seek a high level of current income and the secondary investment objective of the fund is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 21 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 23 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-53 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Redemption Fee	2.00%	2.00%	2.00%	2.00%
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.66%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.54%	2.28%	1.78%	1.28%
Fee Waivers and/or Expense Reimbursements[3]	(0.46)%	(0.45)%	(0.45)%	(0.45)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.08%	1.83%	1.33%	0.83%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.10% after January 31, 2014) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$580	$186	$135	$85	$580	$186	$135	$85
3 Years	$828	$602	$449	$292	$828	$602	$449	$292
5 Years	$1,122	$1,071	$812	$546	$1,122	$1,071	$812	$546
10 Years	$1,958	$2,370	$1,835	$1,271	$1,958	$2,370	$1,835	$1,271

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by the fund’s portfolio managers to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” Although the fund invests primarily in securities issued by U.S. companies, the fund may invest up to 35% of its net assets in dollar-denominated securities issued by non-U.S. companies that are traded in the United States over the counter or listed on a domestic exchange. Under normal market conditions, the fund’s average portfolio duration will not be longer than one year.

The fund’s sub-adviser bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Inherent in the sub-adviser’s credit analysis process is the evaluation of potential upside and downside to any credit. As such, the sub-adviser concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, the sub-adviser favors opportunities where valuations can be quantified and risks assessed.

The fund may use the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, or to manage the effective maturity or duration of securities in the fund’s portfolio, including the use interest rate derivatives to convert fixed-rate securities to floating rate securities.

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Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the fund, performance could be adversely impacted.

Convertible Security Risk—The value of the fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Loan Risk—Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Credit risk is heightened for loans in which the fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

Market Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. Even though the non-U.S. securities held by the fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Symphony Asset Management LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gunther Stein	Chief Investment Officer and Chief Executive Officer	May 2011
Scott Caraher	Portfolio Manager	May 2011

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Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA
accounts.

• $2,000 for Coverdell Education
Savings Accounts.

• $250 for accounts opened
through fee-based programs.

• No minimum for retirement
plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-SFRI-0112P